UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: May 4, 2006

SAN HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Colorado	0-16423	84-0907969
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

9800 Pyramid Court, Suite 130, Englewood, CO 80112

(Address of Principal Executive Offices) (Zip Code)

(303) 660-3933

Registrant’s telephone number, including area code

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On May 4, 2006 (the “Closing Date”), SAN Holdings, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “May 2006 Securities Purchase Agreement”), by and between the Company and Millennium Partners, L.P. (the “May 2006 Purchaser”). The Securities Purchase Agreement is filed as an exhibit to this Report. Pursuant to the May 2006 Securities Purchase Agreement, the Company issued the securities described in Item 3.02 to this Report, the description of which is incorporated herein by reference, and the Company also granted certain registration rights described below.

The Company granted registration rights to the May 2006 Purchaser with respect to some of the securities purchased under the May 2006 Securities Purchase Agreement pursuant to the Registration Rights Agreement, dated and effective as of February 28, 2006 (the “Registration Rights Agreement”), among the Company, the May Purchaser, the March 2006 Purchasers (as defined in Item 3.02) and the April 2006 Purchasers (as defined in Item 3.02). The Registration Rights Agreement was previously filed as an exhibit to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on March 8, 2006 (the “March 2006 Current Report”). The revised signature page to the Registration Rights Agreement executed by the May 2006 Purchaser was filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on April 21, 2006 (the “April 2006 Current Report”).

Item 3.02 Unregistered Sales of Equity Securities

On the Closing Date, the Company offered and sold to the May 2006 Purchaser a total of 30 units (“Units”), each Unit consisting of:

(a) one share of the Company’s newly designated convertible series A preferred stock, no par value per share (“Series A Preferred Stock”) initially convertible into 333,333 shares of the Company’s common stock, no par value per share (“Common Stock”);

(b) a warrant to purchase 166,667 shares of Common Stock exercisable for five years from the Closing Date at an initial exercise price of $0.30 per share expiring five years from the Closing Date; and

(c) a warrant to purchase 166,667 shares of Common Stock exercisable for five years from the Closing Date at an initial exercise price of $0.50 per share (together with the warrants described in clause (b) above, the “Warrants”) expiring five years from the Closing Date.

The Units were issued pursuant to the May 2006 Securities Purchase Agreement and were offered and sold to an accredited investor in a private placement transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) pursuant to Section 4(2) of the 1933 Act, and Regulation D promulgated thereunder (the “Private Placement”). The consideration received by the Company from the May 2006 Purchaser for the purchase of the Units on the Closing Date was $1,500,000 cash, less approximately $150,000 in fees and expenses paid to the placement agent pursuant to an agreement with the Company in connection with the Private Placement.

The sale of Units issued on the Closing Date was the third closing in the Private Placement. The initial closing occurred on March 2, 2006 (the “Initial Closing Date”). The Units issued on the Initial Closing Date were issued pursuant to the Securities Purchase Agreement, dated and effective as of February 28, 2006, by and among the Company and the purchasers that executed a signature page thereto (the “March 2006 Purchasers”) as described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005. The second closing occurred on April 18, 2006 (the “Second Closing Date”). The Units issued on the Second Closing Date were issued pursuant to the Securities Purchase Agreement, dated and effective as of the Second Closing Date, by and among the Company and the purchasers that executed a signature page thereto (the “April 2006 Purchasers”), as described in the April 2006 Current Report.

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The voting powers, designation, conversion rights, preferences, limitations, restrictions and relative rights of the Series A Preferred Stock and the holders thereof are set forth in the Articles of Amendment to the Company’s Second Amended and Restated Articles of Incorporation that was previously filed as an exhibit to the Company’s March 2006 Current Report. The terms of the Warrants, including but not limited to their rights and preferences and the exercise features are set forth in the form of Warrant included as an exhibit to this Report, and are substantially similar to the Warrants issued on the Initial Closing Date.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

Exhibit No.	Description
4.01	Designation of Series A Preferred Stock (1)
10.01	Securities Purchase Agreement, dated as of May 4, 2006, by and between the Company and Millennium Partners, L.P. (2)
10.02	Registration Rights Agreement, dated as of February 28, 2006, by and among the Company and the purchasers that executed a signature page thereto (3)
10.03	Form of the Company Common Stock Purchase Warrants issued on March 2, 2006 (Included in Exhibits D and E of Exhibit 10.01)

(1)	Incorporated by reference to Exhibit 4.01 to the Company’s Current Report on Form 8-K filed March 8, 2006.
(2)
Exhibits A, B and C (except for the signature page) to Exhibit 10.01 are incorporated by reference to the corresponding lettered exhibits in Exhibit 10.01 to the Company’s Current Report on Form 8-K filed March 8, 2006, the signature page to Exhibit C to Exhibit 10.01 is incorporated by reference to Exhibit C to Exhibit 10.01 to the Company’s Current Report on Form 8-K filed April 21, 2006 and the remainder of Exhibit 10.01 is filed herewith.

(3)
Incorporated by reference to Exhibit 10.02 to the Company’s Current Report on Form 8-K filed March 8, 2006 except for the signature page which is incorporated by reference to Exhibit C to Exhibit 10.01 to the Company’s Current Report on Form 8-K filed April 21, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

SAN HOLDINGS, INC.

Date: May 9, 2006	By:	/s/ Robert C. Ogden

Name: Robert C. Ogden Title: Vice President, Chief Financial Officer and Secretary

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